UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): January 2, 2020

IWeb Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-205835	83-0549737
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8/6 Soi Patanakarn 30

Patanakarn Road, Suan Luang,

Bangkok, Thailand

 (Address of principal executive offices, Zip Code)

+662 319 0197 - 99

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2020, Iweb, Inc. a Nevada corporation (the “Company”) received a resignation letter from Mr. Cheng Kim Sing, Chief Financial Officer (“CFO”), Treasurer and Secretary of the Company, effective immediately. Mr. Sing's resignation was not due to any disagreement with the Company, its management or its directors.

On January 6, 2020, the Board of the Directors of the Company (the “Board”) appointed Mr. Direk Chantri as Interim Chief Financial Officer, Treasurer and Secretary of the Company, effective immediately.

Since October, 2019, Mr. Direk Chantri has served as the Chief Financial Officer of Digiwork (Thailand) Co., Ltd. (“Digiwork Thailand”), a variable interest entity controlled by the Company. From July, 2017 to September, 2019, Mr. Chantri served as Finance and Accounting Manager of Vithai Biopower Co.,Ltd., a biomass power generation plant. From June, 2014 to June, 2017, Mr. Chantri served as Finance and Accounting Manager of Orthopeasia Co., Ltd., a medical device manufacturing company. From January, 2010 to April, 2014, Mr. Chantri served as Internal Auditor Manager of S-one Group, amanufacturer and distributor of aluminum windows and doors. Mr. Chantri received his bachelor’s degree in accounting from Ramkhamhaeng University in Bangkok Thailand in 1987.

Mr. Chantri will continue to serve as CFO of Digiwork (Thailand) Co., Ltd. and will not receive any additional compensation for serving as the Interim CFO of the Company, other than 60,000 baht (approximately $1,983) per month that he currently receives as CFO of Digiwork Thailand.

Mr. Chantri was not selected pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Chantri and the directors and executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IWeb, Inc.

Date: January 8, 2020	By:	/s/ Wai Hok Fung
Wai Hok Fung
President